UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 11, 2009

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota		55474
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry Into a Material Definitive Agreement

On June 11, 2009, Ameriprise Financial, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters therein (collectively, the “Underwriters”) to issue and sell 36,000,000 shares of the Company’s common stock, $0.01 par value per share, in a public offering. In addition, the Company granted the Underwriters an option, exercisable for 30 days from the date of the Underwriting Agreement, to purchase up to an additional 5,400,000 shares of the Company’s common stock to cover over-allotments.  The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

The offering of the Company’s common stock is expected to close on June 17, 2009. The Company expects to receive net proceeds from the offering of approximately $867,850,000, after deducting the underwriting discounts and commissions and estimated offering expenses, and without assuming any exercise of the Underwriters’ over-allotment option.

The Underwriting Agreement includes customary representations, warranties and covenants by the Company.  It also provides for customary indemnification by each of the Company and the Underwriters against certain liabilities and customary contribution provisions in respect of those liabilities.

The information contained herein is not an offer to sell or the solicitation of an offer to purchase the shares.  The Company’s offer to sell the Shares is set forth in the prospectus supplement dated June 11, 2009 and filed with the Securities and Exchange Commission (the “Commission”) on June 12, 2009 (the “Prospectus Supplement”), to the prospectus dated May 26, 2009 (the “Prospectus”) and previously filed with the Commission pursuant to Rule 424(b)(2) under the Securities Act of 1933, as amended, on May 26, 2009, as part of the Company’s registration statement on Form S-3 (Registration No. 333-158972).

Item 9.01               Financial Statements and Exhibits

This Current Report is being filed in connection with the Company’s offer and sale of shares of common stock and to file with the Commission the documents and instruments attached hereto as exhibits.

(d)           Exhibits

1.1

Underwriting Agreement, dated June 11, 2009, among the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters therein

5.1	Opinion of John C. Junek, Esq.

23.1	Consent of John C. Junek, Esq. (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

DATE: June 16, 2009	By:	/s/ Walter S. Berman
		Name:	Walter S. Berman
		Title:	Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated June 11, 2009, among the Company and J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated as representatives of the several underwriters therein

5.1	Opinion of John C. Junek, Esq.

23.1	Consent of John C. Junek, Esq. (included as part of Exhibit 5.1)